                                                                      EXHIBIT 24




                              POWER OF ATTORNEY



          I, Tobin Armstrong, in my individual capacity and as a director of Pogo Producing Company (the "Company"), do hereby appoint PAUL G. VAN WAGENEN,
D. STEPHEN SLACK, and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to prepare, execute and file, in my name, place and stead in my individual capacity and as a director of the Company, such documents, reports and filings as may be necessary or advisable under the Securities Exchange Act of 1934, as amended (the "Act"), the Securities Act of 1933, as amended (the "Securities Act") or any other federal, state or local law regulating the Company including, without limitation, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994, as prescribed by the Securities and Exchange Commission (the "Commission") pursuant to the Act, and the rules and regulations promulgated thereunder, with any and all exhibits and other documents relating thereto, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission.

          Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf any act whatsoever to accomplish the purpose and intent of the forgoing that said attorneys deem may be necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve any and all of such acts of said attorneys and each of them.

          IN WITNESS WHEREOF, I have executed this instrument on this 24th day of January, 1995.



                                        /s/ TOBIN ARMSTRONG

                                        Tobin Armstrong

                              POWER OF ATTORNEY



          I, Jack S. Blanton, in my individual capacity and as a director of Pogo Producing Company (the "Company"), do hereby appoint PAUL G. VAN WAGENEN,
D. STEPHEN SLACK, and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to prepare, execute and file, in my name, place and stead in my individual capacity and as a director of the Company, such documents, reports and filings as may be necessary or advisable under the Securities Exchange Act of 1934, as amended (the "Act"), the Securities Act of 1933, as amended (the "Securities Act") or any other federal, state or local law regulating the Company including, without limitation, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994, as prescribed by the Securities and Exchange Commission (the "Commission") pursuant to the Act, and the rules and regulations promulgated thereunder, with any and all exhibits and other documents relating thereto, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission.

          Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf any act whatsoever to accomplish the purpose and intent of the forgoing that said attorneys deem may be necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve any and all of such acts of said attorneys and each of them.

          IN WITNESS WHEREOF, I have executed this instrument on this 24th day of January, 1995.



                                        /s/ JACK S. BLANTON

                                        Jack S. Blanton

                       POWER OF ATTORNEY



          I, W. M. Brumley, Jr., in my individual capacity and as a director of Pogo Producing Company (the "Company"), do hereby appoint PAUL G. VAN WAGENEN, D. STEPHEN SLACK, and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to prepare, execute and file, in my name, place and stead in my individual capacity and as a director of the Company, such documents, reports and filings as may be necessary or advisable under the Securities Exchange Act of 1934, as amended (the "Act"), the Securities Act of 1933, as amended (the "Securities Act") or any other federal, state or local law regulating the Company including, without limitation, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994, as prescribed by the Securities and Exchange Commission (the "Commission") pursuant to the Act, and the rules and regulations promulgated thereunder, with any and all exhibits and other documents relating thereto, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission.

          Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf any act whatsoever to accomplish the purpose and intent of the forgoing that said attorneys deem may be necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve any and all of such acts of said attorneys and each of them.

          IN WITNESS WHEREOF, I have executed this instrument on this 24th day of January, 1995.



                                             /s/ W.M. BRUMLEY, JR.

                                             W. M. Brumley, Jr.

                              POWER OF ATTORNEY



          I, John B. Carter, Jr., in my individual capacity and as a director of Pogo Producing Company (the "Company"), do hereby appoint PAUL G. VAN WAGENEN, D. STEPHEN SLACK, and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to prepare, execute and file, in my name, place and stead in my individual capacity and as a director of the Company, such documents, reports and filings as may be necessary or advisable under the Securities Exchange Act of 1934, as amended (the "Act"), the Securities Act of 1933, as amended (the "Securities Act") or any other federal, state or local law regulating the Company including, without limitation, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994, as prescribed by the Securities and Exchange Commission (the "Commission") pursuant to the Act, and the rules and regulations promulgated thereunder, with any and all exhibits and other documents relating thereto, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission.

          Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf any act whatsoever to accomplish the purpose and intent of the forgoing that said attorneys deem may be necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve any and all of such acts of said attorneys and each of them.

          IN WITNESS WHEREOF, I have executed this instrument on this 24th day of January, 1995.



                                        /s/ JOHN B. CARTER, JR.

                                        John B. Carter, Jr.

                              POWER OF ATTORNEY



          I, William L. Fisher, in my individual capacity and as a director of Pogo Producing Company (the "Company"), do hereby appoint PAUL G. VAN WAGENEN, D. STEPHEN SLACK, and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to prepare, execute and file, in my name, place and stead in my individual capacity and as a director of the Company, such documents, reports and filings as may be necessary or advisable under the Securities Exchange Act of 1934, as amended (the "Act"), the Securities Act of 1933, as amended (the "Securities Act") or any other federal, state or local law regulating the Company including, without limitation, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994, as prescribed by the Securities and Exchange Commission (the "Commission") pursuant to the Act, and the rules and regulations promulgated thereunder, with any and all exhibits and other documents relating thereto, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission.

          Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf any act whatsoever to accomplish the purpose and intent of the forgoing that said attorneys deem may be necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve any and all of such acts of said attorneys and each of them.

          IN WITNESS WHEREOF, I have executed this instrument on this 24th day of January, 1995.


                                        /s/ WILLIAM L. FISHER

                                        William L. Fisher

                              POWER OF ATTORNEY



          I, William E. Gipson, in my individual capacity and as a director of Pogo Producing Company (the "Company"), do hereby appoint PAUL G. VAN WAGENEN, D. STEPHEN SLACK, and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to prepare, execute and file, in my name, place and stead in my individual capacity and as a director of the Company, such documents, reports and filings as may be necessary or advisable under the Securities Exchange Act of 1934, as amended (the "Act"), the Securities Act of 1933, as amended (the "Securities Act") or any other federal, state or local law regulating the Company including, without limitation, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994, as prescribed by the Securities and Exchange Commission (the "Commission") pursuant to the Act, and the rules and regulations promulgated thereunder, with any and all exhibits and other documents relating thereto, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission.

          Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf any act whatsoever to accomplish the purpose and intent of the forgoing that said attorneys deem may be necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve any and all of such acts of said attorneys and each of them.

          IN WITNESS WHEREOF, I have executed this instrument on this 24th day of January, 1995.



                                        /s/ WILLIAM E. GIPSON

                                        William E. Gipson

                              POWER OF ATTORNEY



          I, Gerrit W. Gong, in my individual capacity and as a director of Pogo Producing Company (the "Company"), do hereby appoint PAUL G. VAN WAGENEN,
D. STEPHEN SLACK, and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to prepare, execute and file, in my name, place and stead in my individual capacity and as a director of the Company, such documents, reports and filings as may be necessary or advisable under the Securities Exchange Act of 1934, as amended (the "Act"), the Securities Act of 1933, as amended (the "Securities Act") or any other federal, state or local law regulating the Company including, without limitation, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994, as prescribed by the Securities and Exchange Commission (the "Commission") pursuant to the Act, and the rules and regulations promulgated thereunder, with any and all exhibits and other documents relating thereto, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission.

          Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf any act whatsoever to accomplish the purpose and intent of the forgoing that said attorneys deem may be necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve any and all of such acts of said attorneys and each of them.

          IN WITNESS WHEREOF, I have executed this instrument on this 24th day of January, 1995.



                                              /s/ GERRIT W. GONG

                                              Gerrit W. Gong

                              POWER OF ATTORNEY



          I, J. Stuart Hunt, in my individual capacity and as a director of Pogo Producing Company (the "Company"), do hereby appoint PAUL G. VAN WAGENEN,
D. STEPHEN SLACK, and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to prepare, execute and file, in my name, place and stead in my individual capacity and as a director of the Company, such documents, reports and filings as may be necessary or advisable under the Securities Exchange Act of 1934, as amended (the "Act"), the Securities Act of 1933, as amended (the "Securities Act") or any other federal, state or local law regulating the Company including, without limitation, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994, as prescribed by the Securities and Exchange Commission (the "Commission") pursuant to the Act, and the rules and regulations promulgated thereunder, with any and all exhibits and other documents relating thereto, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission.

          Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf any act whatsoever to accomplish the purpose and intent of the forgoing that said attorneys deem may be necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve any and all of such acts of said attorneys and each of them.

          IN WITNESS WHEREOF, I have executed this instrument on this 24th day of January, 1995.



                                        /s/ J. STUART HUNT

                                        J. Stuart Hunt

                              POWER OF ATTORNEY



          I, Frederick A. Klingenstein, in my individual capacity and as a director of Pogo Producing Company (the "Company"), do hereby appoint PAUL G. VAN WAGENEN, D. STEPHEN SLACK, and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to prepare, execute and file, in my name, place and stead in my individual capacity and as a director of the Company, such documents, reports and filings as may be necessary or advisable under the Securities Exchange Act of 1934, as amended (the "Act"), the Securities Act of 1933, as amended (the "Securities Act") or any other federal, state or local law regulating the Company including, without limitation, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994, as prescribed by the Securities and Exchange Commission (the "Commission") pursuant to the Act, and the rules and regulations promulgated thereunder, with any and all exhibits and other documents relating thereto, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission.

          Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf any act whatsoever to accomplish the purpose and intent of the forgoing that said attorneys deem may be necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve any and all of such acts of said attorneys and each of them.

          IN WITNESS WHEREOF, I have executed this instrument on this 24th day of January, 1995.



                                         /s/ FREDERICK A. KLINGENSTEIN

                                         Frederick A. Klingenstein

                              POWER OF ATTORNEY



          I, Nicholas R. Petry, in my individual capacity and as a director of Pogo Producing Company (the "Company"), do hereby appoint PAUL G. VAN WAGENEN, D. STEPHEN SLACK, and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to prepare, execute and file, in my name, place and stead in my individual capacity and as a director of the Company, such documents, reports and filings as may be necessary or advisable under the Securities Exchange Act of 1934, as amended (the "Act"), the Securities Act of 1933, as amended (the "Securities Act") or any other federal, state or local law regulating the Company including, without limitation, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994, as prescribed by the Securities and Exchange Commission (the "Commission") pursuant to the Act, and the rules and regulations promulgated thereunder, with any and all exhibits and other documents relating thereto, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission.

          Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf any act whatsoever to accomplish the purpose and intent of the forgoing that said attorneys deem may be necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve any and all of such acts of said attorneys and each of them.

          IN WITNESS WHEREOF, I have executed this instrument on this 24th day of January, 1995.



                                        /s/ NICHOLAS R. PETRY

                                        Nicholas R. Petry

                              POWER OF ATTORNEY



          I, Jack A. Vickers, in my individual capacity and as a director of Pogo Producing Company (the "Company"), do hereby appoint PAUL G. VAN WAGENEN,
D. STEPHEN SLACK, and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to prepare, execute and file, in my name, place and stead in my individual capacity and as a director of the Company, such documents, reports and filings as may be necessary or advisable under the Securities Exchange Act of 1934, as amended (the "Act"), the Securities Act of 1933, as amended (the "Securities Act") or any other federal, state or local law regulating the Company including, without limitation, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994, as prescribed by the Securities and Exchange Commission (the "Commission") pursuant to the Act, and the rules and regulations promulgated thereunder, with any and all exhibits and other documents relating thereto, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission.

          Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf any act whatsoever to accomplish the purpose and intent of the forgoing that said attorneys deem may be necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve any and all of such acts of said attorneys and each of them.

          IN WITNESS WHEREOF, I have executed this instrument on this 24th day of January, 1995.



                                        /s/ JACK A. VICKERS

                                        Jack A. Vickers